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                                                                    EXHIBIT 23.1

                          CONSENT OF ERNST & YOUNG LLP

     We consent to the reference to our firm under the caption 'Experts,' and to the use of our reports dated February 14, 1996 (except for Note 19, as to which the date is December 18, 1996) in the Registration Statement (Form S-1
No.  333-         ) and related Prospectus of Special Metals Corporation dated
December 20, 1996.

                                              /s/ Ernst & Young LLP



Buffalo, New York
December 20, 1996